SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                February 11, 2004
________________________________________________________________________________
                        (Date of earliest event reported)



                      HARRINGTON WEST FINANCIAL GROUP, INC.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)



          Delaware                    0-50066                 48-1175170
________________________________________________________________________________
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)




610 Alamo Pintado Road, Solvang, California                 93463
________________________________________________________________________________
(Address of principal executive offices)                   (Zip Code)



                                 (805) 688-6644
________________________________________________________________________________
              (Registrant's telephone number, including area code)


                                 Not Applicable
________________________________________________________________________________
              (Former name, former address and former fiscal year,
                         if changed since last report)


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Table of Contents
Item 7.  Financial Statement Pro Forma Financial Information and Exhibits
Item 12.  Results of Operations and Financial Condition.

SIGNATURE
EXHIBIT 99.1

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      The following exhibits are included with this Report:

                  Exhibit 99.1      Press Release dated February 11, 2003


Item 12. Results of Operations and Financial Condition.

     On February 11, 2004, Harrington West Financial Group, Inc. (the "Company") announced by press release a 6 for 5 stock split in the form of a stock dividend. A copy of the press release is attached hereto as Exhibit 99.1.

     The information contained in this Report on Form 8-K is furnished pursuant to Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  HARRINGTON WEST FINANCIAL GROUP, INC.


                                  By: /s/ Craig J. Cerny
                                      __________________________________
                                      Craig J. Cerny
                                      Chairman of the Board and
                                      Chief Executive Officer




Date:    February 11, 2004.